UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 27, 2006

DB COMMODITY INDEX TRACKING FUND

DB COMMODITY INDEX TRACKING MASTER FUND

(Exact name of each Registrant as specified in its Charter)

DB Commodity Index Tracking Fund – Delaware DB Commodity Index Tracking Master Fund – Delaware	DB Commodity Index Tracking Fund - 32-6042243 DB Commodity Index Tracking Master Fund - 30-0317551
(State or other jurisdiction of incorporation or organization)	(IRS Employer ID Number)

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of principal executive offices)	(Zip Code)

001-32726

001-32727

(Commission File Number)

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 27, 2006, Deutsche Bank issued a press release, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press Release, dated July 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DB Commodity Index Tracking Fund

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Director and Chief Executive
Officer

By:	/s/ Gregory S. Collett
Name:	Gregory S. Collett
Title:	Chief Operating Officer

DB Commodity Index Tracking Master Fund

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Director and Chief Executive
Officer

By:	/s/ Gregory S. Collett
Name:	Gregory S. Collett
Title:	Chief Operating Officer

Date: July 28, 2006